UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): January 27, 2006

                      HALLMARK FINANCIAL SERVICES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Nevada
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                (State or Other Jurisdiction of Incorporation)

             0-16090                                  87-0447375
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     (Commission File Number)             (IRS Employer Identification No.)


  777 Main Street, Suite 1000, Fort Worth, Texas              76102
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 (Address of Principal Executive Offices)                   (Zip Code)

                                 817-348-1600
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01   Entry into a Material Definitive Agreement

      The information provided in Item 2.03 and Item 3.02 is incorporated herein by this reference.


 Item 2.01   Completion of Acquisition or Disposition of Assets

      On January 30, 2006, Hallmark Financial Services, Inc. (the "Company") consummated the acquisition of all of the issued and outstanding capital stock of Texas General Agency, Inc. ("TGA") and TGA Special Risk, Inc. ("TGASRI") from Samuel M Cangelosi, Donate A. Cangelosi and Donald E. Meyer (collectively, the "TGA Sellers"). The Company simultaneously consummated the acquisition of Pan American Acceptance Corporation ("PAAC") from Samuel
 M. Cangelosi, Donate A. Cangelosi and Carol A. Meyer (collectively, the "PAAC Sellers"). Prior to execution of the definitive agreements with respect to the acquisitions, there was no material relationship between the Company or its affiliates and any of the TGA Sellers or PAAC Sellers. The effective date of the transactions was January 1, 2006.

      TGA is a managing general agency involved in the marketing and servicing of property and casualty insurance products, with a particular emphasis on commercial automobile and general liability risks. TGA also has a wholly-owned insurance subsidiary, Gulf States Insurance Company ("GSIC"), which reinsures a portion of the business written by TGA. TGASRI brokers mobile home insurance. PAAC is engaged in financing premiums on property and casualty insurance products marketed by TGA and TGASRI.

      The Company acquired PAAC for consideration of $725,000 paid in cash at closing. The Company acquired TGA and TGASRI for consideration of $13,150,000 paid in cash at closing, plus the delivery of promissory notes in the aggregate principal amount of $23,750,000 payable $14,250,000 on or before January 1, 2007, and $9,500,000 on or before January 1, 2008. In addition to the purchase price, the Company paid $750,000 to the TGA Sellers in consideration of their compliance with certain restrictive covenants, including a covenant not to compete for a period of five years after closing, and is obligated to pay an additional $750,000 on or before January 1, 2007, and $500,000 on or before January 1, 2008. The Company secured payment of the future installments of both the purchase price and the restrictive covenant consideration by depositing $25,000,000 in a trust account for the benefit of the TGA Sellers.

      The Company may also be required to pay additional contingent consideration of up to $8,000,000 conditioned on the TGA Sellers complying with their restrictive covenants and TGA achieving certain operational objectives related to premium production and loss ratios. The contingent consideration, if any, will be payable in cash on or before March 30, 2009, unless the TGA Sellers elect to defer the payment in order to permit further development of the loss ratios.

      Pursuant to the definitive agreements with respect to the acquisitions, prior to closing TGA and PAAC distributed to the TGA Sellers, PAAC Sellers and certain employees aggregate cash of approximately $3.25 million. Prior to closing, TGA also assigned to the TGA Sellers any sliding scale contingent commissions attributable to business produced on or before December 31, 2005, which may subsequently become due to TGA under certain reinsurance agreements.

      The Company funded the cash required to close the acquisitions of TGA, TGASRI and PAAC by borrowing $15,000,000 under its revolving credit facility with Frost National Bank. (See Item 2.03.) The Company also issued an aggregate of $25,000,000 in subordinated convertible promissory notes to Newcastle Special Opportunity Fund I, L.P. and Newcastle Special Opportunity Fund II, L.P., which are investment partnerships managed by Newcastle
 Capital Management, L.P., an entity controlled by Mark E. Schwarz, the Company's Chairman and Chief Executive Officer. (See Item 3.02.) The proceeds from issuance of the subordinated convertible promissory notes were used to establish the required trust account for the benefit of the TGA Sellers.


 Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      On January 27, 2006, the Company amended and restated its credit facility with The Frost National Bank ("Lender") pursuant to a First Restated Credit Agreement. The First Restated Credit Agreement provides for a $20.0 million revolving credit facility, with a $5.0 million letter of credit subfacility. The Company borrowed $15.0 million under the revolving credit facility to fund the cash required in connection with the closing of the acquisition of TGA, TGASRI and PAAC. (See Item 2.01.)

      Subject to certain conditions, the Company may borrow, repay and reborrow under the revolving credit facility. Principal from time to time outstanding under the revolving credit facility generally bears interest at the three-month Eurodollar rate plus 2.00%, payable quarterly in arrears. The First Restated Credit Agreement terminates on January 27, 2008, subject to earlier termination by the Company at its discretion or by the Lender following an event of default. Any principal outstanding on the revolving facility at the scheduled termination date is payable in quarterly installments equal to 1/20 of the aggregate outstanding principal amount, with the remaining unpaid balance of all principal and accrued interest due on January 27, 2011.

      Subject to certain conditions, the Lender will issue standby letters of credit in favor of the Company or its insurance subsidiaries upon application of the Company. Such letters of credit will generally expire within one year. However, in certain cases pertaining to reinsurance agreements of the Company's insurance subsidiaries, letters of credit may be automatically renewed for up to five years if not expressly terminated by the Lender. The Company must reimburse the Lender for all amounts drawn by any beneficiary under a letter of credit within one business day following notice from the Lender. A letter of credit fee is payable at a rate of 1.00% per annum times the face amount of all outstanding letters of credit.

      The obligations of the Company under the First Restated Credit Agreement are secured by a security interest in the capital stock of all of the subsidiaries of the Company, guaranties from all of the subsidiaries of the Company and a pledge of substantially all of the assets of the Company and its subsidiaries (subject to applicable insurance laws and regulations). The First Restated Credit Agreement provides for the execution and delivery of such guaranties and pledges with respect to TGA, TGASRI, GSIC and PAAC not later than February 10, 2006.

      The First Restated Credit Agreement contains various affirmative covenants which, among other things, require the Company to provide the Lender with certain financial statements, compliance statements, reports and other information. The First Restated Credit Agreement contains negative covenants which, among other things, require the Company and its insurance subsidiaries to maintain certain financial and operating ratios. The First Restated Credit Agreement contains additional negative covenants which, among other things, restrict the ability of the Company and its subsidiaries to incur or guarantee additional indebtedness, create or permit liens on their assets, agree to certain contractual limitations on intercompany dividends and other transactions, dispose of or acquire assets, merge or consolidate with any other enterprise, or engage in new lines of business. If an event of default occurs under the First Restated Credit Agreement, the Lender may terminate all commitments under the credit facilities and declare all unpaid principal, interest and other amounts owing under the credit facilities to be immediately due and payable.

      The description of the credit facilities set forth above is qualified in its entirety by reference to the First Restated Credit Agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference.


 Item 3.02.  Unregistered Sales of Equity Securities.

      On January 27, 2006, the Company issued an aggregate of $25,000,000 in subordinated convertible promissory notes ("Convertible Notes") to Newcastle Special Opportunity Fund I, L.P. and Newcastle Special Opportunity Fund II, L.P., which are investment partnerships managed by Newcastle Capital Management, L.P., an entity controlled by Mark E. Schwarz, the Company's Chairman and Chief Executive Officer. The Convertible Notes were sold exclusively to these two accredited investors in a private transaction pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder. The proceeds from the issuance of the Convertible Notes were used to establish a trust account securing payment of future installments of purchase price and restrictive covenant consideration payable to the TGA Sellers in connection with the acquisition of TGA. (See Item 2.01.)

      Each Convertible Note bears interest at the rate of 4% per annum, which rate increases to 10% per annum in the event of default. Interest on each Convertible Note is payable in arrears each calendar quarter commencing March 31, 2006. Principal and all accrued but unpaid interest is due at the maturity of each Convertible Note on July 27, 2007. The Company does not have the right to prepay the Convertible Notes. In the event of a change in control of the Company at any time prior to shareholder approval of the convertibility of the Convertible Notes (discussed below), the holders may require the Company to redeem all or a portion of the Convertible Notes at a price equal to 110% of the principal amount being redeemed, plus accrued but unpaid interest on such principal amount. Each Convertible Note is subordinate in right of payment to all existing and future secured indebtedness of the Company.

      Conversion of the Convertible Notes is in all events subject to obtaining approval of the shareholders of the Company for the issuance of shares of the Company's common stock upon such conversion. The purchase agreements pursuant to which the Convertible Notes were issued obligate the Company to hold its annual meeting of shareholders on or before May 31, 2006, and to solicit shareholder approval of both (i) the issuance of shares of the Company's common stock upon conversion of the Convertible Notes, and
 (ii) at least a 20,000,000 share increase in the authorized shares of the Company's common stock in order to accommodate full conversion of the Convertible Notes.

      Subject to such shareholder approval, the principal and accrued but unpaid interest of each Convertible Note is convertible into shares of the common stock of the Company at any time prior to maturity at the election of the holder and, to the extent not previously converted, will be automatically converted to shares of the common stock of the Company at its maturity date. The initial conversion price of the Convertible Notes is $1.28 per share of the Company's common stock. In the event that, on or before October 27, 2006, the Company completes an offering of rights to purchase shares of its common stock at a price per share less than the initial conversion price of the Convertible Notes, then the conversion price of the Convertible Notes will be reduced to an amount equal to the rights offering price. The conversion price will also be adjusted proportionally for any stock dividend or split, stock combination or other similar recapitalization, reclassification or reorganization affecting the Company's common stock. At the initial conversion price, and subject to shareholder approval, the aggregate principal of the Convertible Notes is convertible into 19,531,250 shares of the Company's common stock.

      Subject to certain limitations, the holders of the Convertible Notes have the right at any time to require that the Company effect one registration under the Securities Act of 1933, as amended (the "Securities Act"), of the resale of all or any portion of the shares of the common stock of the Company issuable upon conversion of the Convertible Notes. If the Company at any time proposes to register any of its securities under the Securities Act, then the holders of the Convertible Notes will have the right to require that all or any portion of the shares of the common stock of the Company issuable upon conversion of the Convertible Notes be included in such registration, subject to certain limitations. In addition, subject to certain limitations, on or before January 27, 2009, the Company is obligated to file and maintain in effect for up to two years a registration statement under the Securities Act covering the resale of all shares of the Company's common stock issuable upon conversion of the Convertible Notes which have not previously been resold pursuant to an effective registration statement or Rule 144 promulgated under the Securities Act.

      The description of the terms of the private placement of the Convertible Notes set forth above is qualified in its entirety by reference to the forms of Purchase Agreement, Convertible Promissory Note and Registration Rights Agreement filed as exhibits to this Current Report on Form 8-K and incorporated herein by this reference.


 Item 9.01.  Financial Statements and Exhibits.

 (a)  Financial statements of businesses acquired.

      The Company intends to provide required financial statements of the business acquired in an amendment to this Form 8-K filed within 71 calendar days after the date this initial report on Form 8-K was due.

 (b)  Pro forma financial information.

      The Company intends to provide required pro forma financial information in an amendment to this Form 8-K filed within 71 calendar days after the date this initial report on Form 8-K was due.

 (d) Exhibits.

      Exhibit 4.1 First Restated Credit Agreement dated January 27, 2006, between Hallmark Financial Services, Inc. and The Frost National Bank.

      Exhibit 4.2 Form of Convertible Promissory Note dated January 27, 2006, payable to Newcastle Special Opportunity Fund I, L.P. and Newcastle Special Opportunity Fund II, L.P.

      Exhibit 10.1 Form of Purchase Agreement dated January 27, 2006, between Hallmark Financial Services, Inc. and Newcastle Special Opportunity Fund I, Ltd. and Newcastle Special Opportunity Fund II, L.P.

      Exhibit 10.2 Form of Registration Rights Agreement dated January 27, 2006, between Hallmark Financial Services, Inc. and Newcastle Special Opportunity Fund I, Ltd. and Newcastle Special Opportunity Fund II, L.P.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                               HALLMARK FINANCIAL SERVICES, INC.


 Date:  February 2, 2006       By:  /s/ Mark J. Morrison
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                               Mark J. Morrison, Chief Operating Officer